Exhibit 10.1
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 28, 2023 (the “Amendment Effective Date”), is entered into by and among TARSUS PHARMACEUTICALS, INC., a Delaware corporation, and each of its Subsidiaries joined hereafter from time to time pursuant to Section 7.13 of the Loan and Security Agreement (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (each, a “Lender”, and collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation (“Hercules”), in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).
The Borrower, the Lenders and Agent are parties to a Loan and Security Agreement dated as of February 2, 2022 (as amended by the First Amendment, dated as of January 5, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that Agent and Lenders agree to certain amendments to the Loan and Security Agreement. Agent and Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.3 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments to the Loan and Security Agreement.
(a)    The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)    Section 7.12 is hereby amended and restated in its entirety as follows:
“7.12 Deposit Accounts. Borrower shall maintain at all times in Deposit Accounts (including cash sweep accounts) or securities accounts with SVB or SVB’s Affiliates an aggregate balance not less than the greater of (a) $40,000,000 and (b) twenty-five percent (25%) of the aggregate Cash of Borrower; provided, notwithstanding the foregoing, that if Borrower’s aggregate Cash, wherever located, is less than $40,000,000 at any time, Borrower shall maintain not less than seventy-five percent (75%) of the aggregate Cash of Borrower in Deposit Accounts (including cash sweep accounts) or securities accounts with SVB or

SVB’s Affiliates. To the extent any of Borrower’s Cash is not required to be maintained with SVB or SVB’s Affiliates pursuant to the terms of this Section 7.12, Borrower is permitted to maintain such Cash in Deposit Accounts (including cash sweep accounts) or securities accounts with other financial institutions, subject, in each case, to an Account Control Agreement in favor of Agent. In addition to the foregoing, except as permitted pursuant to clause (iv) or (vii) of the definition of Permitted Indebtedness, Borrower and any Subsidiary of Borrower, shall obtain any business credit card and any letter of credit exclusively from SVB. Notwithstanding anything herein to contrary, in no event shall Borrower be obligated to deliver any Account Control Agreement with respect to an Excluded Account.”
(b)    References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)This Amendment. Agent shall have received this Amendment, executed by Agent, the Lenders and Borrower.
(b)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 5 of the Loan and Security Agreement shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Agreement as to such representations and warranties; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4. Representations and Warranties. To induce Agent and Lender to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Agent on the Amendment Effective Date is true and correct in all material respects. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5. Miscellaneous.

(a)     Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement, and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement and the other Loan Documents.

(b)    Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c)    [Reserved].

(d)    No Reliance. Each Borrower hereby acknowledges and confirms to Agent and the Lender that such Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)    Costs and Expenses. Each Borrower agrees to pay to Agent on the Amendment Effective Date the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable and documented fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f)    Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)    Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(h)    Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)    Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf)

or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)    Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:
TARSUS PHARMACEUTICALS, INC.

By:	/s/ Jeffrey S. Farrow
Name: Jeffrey S. Farrow
Title: Chief Financial Officer and Chief Strategy Officer

[Signature Page to Second Amendment to Loan and Security Agreement]

AGENT:
HERCULES CAPITAL, INC.

By	/s/ Seth Meyer
Name: Seth Meyer
Title: Chief Financial Officer

LENDER:
HERCULES CAPITAL FUNDING TRUST 2022-1
By: Hercules Capital, Inc., its Administrator

By	/s/ Seth Meyer
Name: Seth Meyer
Title: Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By:	Hercules Adviser LLC,
its Investment Advisor

By:	/s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

HERCULES PRIVATE CREDIT FUND I L.P.

By:	Hercules Adviser LLC,
its Investment Advisor

By:	/s/ Seth Meyer
Name: Seth Meyer
Title: Authorized Signatory

FIRST-CITIZENS BANK & TRUST COMPANY

By:	/s/ Kristine Rohmer
Name: Kristine Rohmer
Title: Director

[Signature Page to Second Amendment to Loan and Security Agreement]